UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / APRIL 30, 2009

Western Asset High Income Fund II Inc.

(HIX)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	7

Schedule of investments	8

Statement of assets and liabilities	26

Statement of operations	27

Statements of changes in net assets	28

Statement of cash flows	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	43

Board approval of management and subadvisory agreements	44

Additional information	51

Annual chief executive officer and chief financial officer certifications	57

Dividend reinvestment plan	58

Important tax information	62

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended April 30, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Western Asset High Income Fund II Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiv was 2.00%. After lowering rates from 2.25% to 2.00% at the end of April 2008, the Fed left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—a historic low—and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner

II	Western Asset High Income Fund II Inc.

introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended April 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended April 30, 2009, two-year Treasury yields fell from 2.29% to 0.91%. Over the same time frame, ten-year Treasury yields moved from 3.77% to 3.16%. For the twelve-month period ended April 30, 2009, the Barclays Capital U.S. Aggregate Indexv returned 3.84%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the twelve months ended April 30, 2009. While the asset class posted strong returns during four of the last five months of the reporting period, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in October and November 2008. All told, over the twelve months ended April 30, 2009, the Citigroup High Yield Market Indexvi returned -13.95%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices lower during the twelve-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp loss in October 2008, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -14.89% for the month. Over the twelve months ended April 30, 2009, the EMBI Global returned -4.52%.

Western Asset High Income Fund II Inc.	III

Letter from the chairman continued

Special shareholder notice

The Board of Directors of the Fund has approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) as a subadviser to the Fund under an additional subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Singapore. Western Asset will supervise Western Singapore’s provision of services to the Fund. The appointment was effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. The Western Singapore office is responsible, generally, for managing Asian (excluding Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

IV	Western Asset High Income Fund II Inc.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

Western Asset High Income Fund II Inc.	V

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VI	Western Asset High Income Fund II Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary objective of seeking to maximize current income. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 2.29% and 3.77%, respectively. Treasury yields moved higher from

Western Asset High Income Fund II Inc. 2009 Annual Report	1

Fund overview continued

May through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme flight to quality. Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

The high-yield bond market experienced periods of heightened volatility during the fiscal year. While high-yield bond fundamentals did not significantly deteriorate, extremely challenging market technicals dragged down the asset class during most of 2008. These included the fallout from the subprime mortgage market, turmoil in the financial markets, forced selling by leveraged investors, illiquidity and a rapidly weakening global economic environment. All this led to heightened risk aversion, causing investors to flock to the safety of short-term Treasuries and abandon riskier assets, including high-yield bonds.

After plunging nearly 30% from September through November 2008 alone, the high-yield market staged an impressive rally from December 2008 through April 2009. This was triggered by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news, and tentative signs that the economic contraction may be decelerating. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for high-yield securities increased through the end of the reporting period. However, despite a strong rally during the last five months of the fiscal year, it was not enough to overcome the high-yield market’s earlier weakness. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexiii (the “Index”) returned -12.55% during the twelve months ended April 30, 2009.

Q. How did we respond to these changing market conditions?

A. When the reporting period began, the Fund was aggressively positioned, with a lower average quality rating than the Index. This stance was based on our expectations that there was little chance of a deep or lengthy recession.

2	Western Asset High Income Fund II Inc. 2009 Annual Report

In hindsight, this proved to be the wrong decision, as the turmoil in the financial markets during the fall of 2008 contributed to a severe global downturn that few people could have predicted just a year ago.

Given the rapidly weakening economy, we proactively adjusted the portfolio, using our fundamental credit research and relative value analysis to drive our decision-making. In particular, we moved to a somewhat more defensive posture by emphasizing areas that generally hold up relatively well during economic declines. We also took a more defensive stance within industries. For example, in the Automobiles sector, we decreased our exposure to General Motors Corp. in favor of GMAC LLC.

Performance review

For the twelve months ended April 30, 2009, Western Asset High Income Fund II Inc. returned -32.74% based on its net asset value (“NAV”)iv and -25.21% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned -12.55% and -4.52%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averagevi returned -32.94% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.13 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$6.13 (NAV)	-32.74%
$6.22 (Market Price)	-25.21%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset High Income Fund II Inc. 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. During the reporting period, eight of the Fund’s ten largest high-yield overweights outperformed the Index. As mentioned, we increased our exposure to GMAC. Its bonds benefited as the Fed approved GMAC’s request to change its status to be a bank holding company. In doing so, it has already received $6 billion in federal government loans to help shore up its balance sheet. Investors welcomed this news and our holdings in GMAC posted a modest positive return despite the difficult environment.

In terms of sector and sub-sector allocations, our underweight, relative to the Index, to Media — Non-Cable and a slight underweight to Information Technology contributed to performance. A number of the Fund’s defensive positions were also beneficial to performance. For example, in the Health Care sector, our holdings in HCA Inc. and Tenet Healthcare Corp. outperformed the Index. Elsewhere, our position in Kansas City Southern Railway and our overweight in Sprint Capital Corp. contributed to the Fund’s performance versus the Index.

Q. What were the leading detractors from performance?†

A. Our credit quality positioning had a negative impact on the Fund’s performance. Given our expectations that any recession would be mild, the Fund overweighted CCC-rated securities and underweighted BB-rated issues. It was our belief that we would be more than compensated for the additional risks of investing in lower-quality securities given their incremental yields. This credit quality positioning was not rewarded, however, as CCC-rated bonds returned -30.4% and BB-rated issues returned -4.4% during the fiscal year.

Our sector positioning, as a whole, detracted from performance. Our overweights, relative to the Index, to the Energy and Automobiles sectors were the biggest drivers of sector underperformance. In addition, our exposure to Wireline1 companies was a significant detractor from performance, as these companies lost customers and market share to their Wireless1 counterparts. Our Gaming2 positions also negatively impacted performance. While Gaming companies had been fairly resilient during previous recessions, this has not been the case during the current economic downturn. The Fund was also hurt by its holding in Station Casinos Inc., which defaulted on its debt obligations. Other individual securities that detracted from performance were our holdings in Charter Communications and Energy Future Holdings Corp. Charter Communications’ balance sheet troubles led to it filing for bankruptcy during the reporting period. Energy

1	Wireline and Wireless are included in the Telecommunication Services sector.
2	Gaming is included in the Consumer Discretionary sector.
†	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

4	Western Asset High Income Fund II Inc. 2009 Annual Report

Future Holdings, a 2007 leveraged buyout, performed poorly given its highly-leveraged balance sheet.

The Fund’s minimal emerging market exposure detracted from relative performance. During the reporting period, the Fund’s emerging market debt benchmark, the EMBI Global, returned -4.52%, outperforming the high-yield market on a relative basis. The Fund’s continued underweight to emerging market debt was based on our belief that high-yield valuations were more attractive on a risk/reward basis.

The use of leverage by the Fund was a significant detractor from performance during the reporting period. Leverage magnifies returns on both the upside and on the downside. Given the high-yield market’s overall weakness during the reporting period, leverage amplified the Fund’s losses.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Team

May 19, 2009

Western Asset High Income Fund II Inc. 2009 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of April 30, 2009 were: Consumer Discretionary (15.5%), Energy (14.1%), Financials (13.1%), Telecommunication Services (12.8%) and Industrials (12.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Fund’s Lipper category.

6	Western Asset High Income Fund II Inc. 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset High Income Fund II Inc. 2009 Annual Report	7

Schedule of investments

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 91.4%
CONSUMER DISCRETIONARY — 13.9%
	Auto Components — 0.6%
6,998,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$ 3,603,970
	Visteon Corp., Senior Notes:
1,031,000	8.250% due 8/1/10(j)	64,437
11,316,000	12.250% due 12/31/16(a)(j)	622,380
	Total Auto Components	4,290,787
	Automobiles — 0.3%
	General Motors Corp.:
9,995,000	Notes, 7.200% due 1/15/11(j)	1,149,425
8,005,000	Senior Debentures, 8.375% due 7/15/33(j)	720,450
	Total Automobiles	1,869,875
	Diversified Consumer Services — 1.1%
5,940,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	5,732,100
	Service Corp. International, Senior Notes:
1,200,000	7.625% due 10/1/18	1,101,000
1,090,000	7.500% due 4/1/27	847,475
	Total Diversified Consumer Services	7,680,575
	Hotels, Restaurants & Leisure — 3.8%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	765,000
5,045,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	2,396,375
2,765,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	2,571,450
468,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	196,560
4,675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	4,382,812
2,310,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	912,450
2,550,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,976,250
975,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(a)(j)	39,000
	Harrah’s Operating Co. Inc.:
1,318,000	Senior Notes, 10.750% due 2/1/16	395,400
302,000	Senior Secured Notes, 10.000% due 12/15/18(a)	143,450
3,725,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	2,104,625
6,400,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(j)	1,376,000
160,000	MGM MIRAGE Inc., Senior Notes, 8.500% due 9/15/10	116,400

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.8% continued
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
1,685,000	6.375% due 7/15/09	$ 1,642,875
420,000	6.875% due 2/15/15	213,150
4,037,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	3,754,410
1,800,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(a)(c)	603,000
	Station Casinos Inc.:
7,305,000	Senior Notes, 6.000% due 4/1/12(d)(e)	2,575,013
1,450,000	Senior Subordinated Notes, 6.625% due 3/15/18(d)(e)	65,250
	Total Hotels, Restaurants & Leisure	26,229,470
	Household Durables — 1.6%
5,760,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	4,982,400
4,055,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	3,710,325
2,245,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes,9.750% due 9/1/12	1,829,675
295,000	Ryland Group Inc., Senior Notes, 8.400% due 5/15/17	289,118
	Total Household Durables	10,811,518
	Internet & Catalog Retail — 0.2%
2,330,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	1,601,875
	Media — 4.0%
	Affinion Group Inc.:
755,000	Senior Notes, 10.125% due 10/15/13	649,300
6,800,000	Senior Subordinated Notes, 11.500% due 10/15/15	4,930,000
	CCH I LLC/CCH I Capital Corp.:
1,980,000	Senior Notes, 11.000% due 10/1/15(d)(e)	158,400
14,774,000	Senior Secured Notes, 11.000% due 10/1/15(d)(e)	1,218,855
	Cengage Learning Acquisitions Inc.:
3,435,000	Senior Notes, 10.500% due 1/15/15(a)	2,352,975
3,710,000	Senior Subordinated Notes, step bond to yield 13.355% due 7/15/15(a)	1,836,450
1,100,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (d) (e) (f)	11,000
1,105,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(d)(e)	16,575
8,660,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(e)	8,660,000
254,273	CMP Susquehanna Corp., 4.774% due 5/15/14(c)(f)	108,066
1,215,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	1,239,300

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	9

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 4.0% continued
	DISH DBS Corp., Senior Notes:
1,940,000	6.625% due 10/1/14	$ 1,809,050
200,000	7.750% due 5/31/15	191,000
2,419,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)(i)	2,165,005
4,190,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(d)	89,038
1,695,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16(e)(j)	110,175
2,525,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	1,401,375
975,000	Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	797,062
	Total Media	27,743,626
	Multiline Retail — 1.2%
	Dollar General Corp.:
2,140,000	Senior Notes, 10.625% due 7/15/15	2,236,300
1,170,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	1,216,800
	Neiman Marcus Group Inc.:
7,825,113	Senior Notes, 9.000% due 10/15/15(b)	4,342,937
1,080,000	Senior Secured Notes, 7.125% due 6/1/28	540,000
	Total Multiline Retail	8,336,037
	Specialty Retail — 0.8%
3,980,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	2,089,500
2,350,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	2,197,250
1,505,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	918,050
	Total Specialty Retail	5,204,800
	Textiles, Apparel & Luxury Goods — 0.3%
2,210,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	1,845,350
	TOTAL CONSUMER DISCRETIONARY	95,613,913
CONSUMER STAPLES — 2.2%
	Food & Staples Retailing — 0.3%
256,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	281,548
635,000	JBS USA LLC/JBS USA Finance Inc., Senior Notes, 11.625% due 5/1/14(a)	606,425
1,055,000	SUPERVALU Inc., Senior Notes, 8.000% due 5/1/16	1,023,350
	Total Food & Staples Retailing	1,911,323
	Food Products — 0.8%
	Dole Food Co. Inc., Senior Notes:
2,715,000	7.250% due 6/15/10	2,660,700
1,150,000	8.875% due 3/15/11	1,081,000
1,870,000	13.875% due 3/15/14(a)	1,977,525
	Total Food Products	5,719,225

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Household Products — 0.4%
1,265,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	$ 1,005,675
2,100,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,942,500
	Total Household Products	2,948,175
	Tobacco — 0.7%
	Alliance One International Inc., Senior Notes:
960,000	8.500% due 5/15/12	859,200
4,025,000	11.000% due 5/15/12	3,944,500
	Total Tobacco	4,803,700
	TOTAL CONSUMER STAPLES	15,382,423
ENERGY — 13.3%
	Energy Equipment & Services — 0.9%
210,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	247,677
2,645,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,970,525
1,145,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	967,525
3,045,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	2,512,125
	Total Energy Equipment & Services	5,697,852
	Oil, Gas & Consumable Fuels — 12.4%
3,980,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	2,447,700
7,595,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	5,886,125
	Chesapeake Energy Corp., Senior Notes:
2,000,000	6.625% due 1/15/16	1,790,000
1,420,000	6.500% due 8/15/17	1,224,750
5,370,000	7.250% due 12/15/18	4,725,600
7,150,217	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.131% due 4/15/10 (a) (b) (c)	3,539,357
	El Paso Corp.:
3,445,000	Medium-Term Notes, 7.800% due 8/1/31	2,596,197
5,200,000	Notes, 7.875% due 6/15/12	5,176,205
1,030,000	Senior Notes, 8.250% due 2/15/16	1,009,400
620,000	Encore Acquisition Co., Senior Notes, 9.500% due 5/1/16	599,850
285,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66(c)	196,887
2,565,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	2,500,875
153,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(a)	115,898
5,415,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	3,546,825
2,070,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)(i)	1,852,650

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	11

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.4% continued
1,720,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(a)(i)	$ 1,367,400
	Mariner Energy Inc., Senior Notes:
1,630,000	7.500% due 4/15/13	1,328,450
1,215,000	8.000% due 5/15/17	886,950
2,440,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	2,037,400
	OPTI Canada Inc., Senior Secured Notes:
2,545,000	7.875% due 12/15/14	1,380,662
775,000	8.250% due 12/15/14	430,125
2,000,000	Parallel Petroleum Corp., Senior Notes, 10.250% due 8/1/14	1,300,000
6,067,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35(i)	4,936,166
3,435,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	3,383,475
1,610,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14(a)	1,336,300
1,975,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	1,935,500
2,740,000	Quicksilver Resources Inc., Senior Notes, 8.250% due 8/1/15	2,246,800
7,890,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	6,430,350
7,887,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(d)(e)	295,762
800,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	636,000
3,725,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	3,650,500
790,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16(a)	809,750
2,000,000	Tesoro Corp., Senior Notes, 6.250% due 11/1/12	1,830,000
2,910,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(d)	174,600
2,515,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,861,100
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,350,000	7.250% due 5/1/12	1,235,250
2,205,000	7.000% due 2/1/14	1,907,325
	Williams Cos. Inc.:
3,629,000	Notes, 8.750% due 3/15/32	3,419,342
3,475,000	Senior Notes, 7.625% due 7/15/19	3,428,849
	Total Oil, Gas & Consumable Fuels	85,456,375
	TOTAL ENERGY	91,154,227
FINANCIALS — 12.2%
	Commercial Banks — 2.4%
5,360,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)(i)	2,733,600
4,490,000	HSBK Europe BV, 7.250% due 5/3/17(a)(i)	2,289,900
	ICICI Bank Ltd., Subordinated Bonds:
1,170,000	6.375% due 4/30/22(a)(c)(i)	748,580

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Commercial Banks — 2.4% continued
1,174,000		6.375% due 4/30/22(a)(c)(i)	$ 748,497
76,695,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(f)	1,854,041
		RSHB Capital, Loan Participation Notes:
		Secured Notes:
1,204,000		7.175% due 5/16/13(a)(i)	1,068,189
1,720,000		7.125% due 1/14/14(a)(i)	1,521,615
1,320,000		7.125% due 1/14/14(a)(i)	1,144,308
1,055,000		Senior Secured Notes, 6.299% due 5/15/17(a)(i)	819,841
		TuranAlem Finance BV, Bonds:
3,025,000		8.250% due 1/22/37(a)	680,625
1,059,000		8.250% due 1/22/37(a)(i)	248,865
2,685,000		Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(c)(g)	1,719,678
1,420,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(c)(g)	1,208,015
		Total Commercial Banks	16,785,754
		Consumer Finance — 6.6%
5,510,000		FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	4,848,800
		Ford Motor Credit Co.:
3,325,000		Notes, 7.875% due 6/15/10	3,059,938
		Senior Notes:
2,045,000		3.889% due 1/13/12(c)	1,464,731
20,430,000		12.000% due 5/15/15	17,284,311
		GMAC LLC:
4,290,000		Debentures, zero coupon bond to yield 27.702% due 6/15/15	578,339
2,390,000		Senior Bonds, zero coupon bond to yield 37.540% due 12/1/12	479,714
		Senior Notes:
6,550,000		6.500% due 10/15/09(a)	5,928,025
3,166,000		6.875% due 8/28/12(a)	2,502,875
6,140,000		6.750% due 12/1/14(a)	4,548,469
1,261,000		8.000% due 11/1/31(a)	884,530
259,000		Subordinated Notes, 8.000% due 12/31/18(a)	103,718
4,180,000		SLM Corp., Senior Notes, 1.252% due 7/26/10(c)	3,546,638
		Total Consumer Finance	45,230,088
		Diversified Financial Services — 2.2%
2,325,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(e)	1,046,250
		CIT Group Inc., Senior Notes:
950,000		4.125% due 11/3/09	848,424
125,000		1.451% due 3/12/10(c)	99,171

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	13

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 2.2% continued
330,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(c)(g)	$ 251,654
	Leucadia National Corp., Senior Notes:
3,670,000	8.125% due 9/15/15	3,101,150
80,000	7.125% due 3/15/17	59,800
3,360,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	3,460,373
	TNK-BP Finance SA:
230,000	6.625% due 3/20/17(a)	154,675
200,000	7.875% due 3/13/18(a)	143,500
	Senior Notes:
1,540,000	7.500% due 7/18/16(a)(i)	1,139,600
1,390,000	7.875% due 3/13/18(a)(i)	993,850
4,000,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.653% due 10/1/15	3,580,000
	Total Diversified Financial Services	14,878,447
	Insurance — 0.1%
6,510,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(c)	749,262
	Real Estate Investment Trusts (REITs) — 0.3%
2,500,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	2,362,500
	Real Estate Management & Development — 0.4%
1,297,400	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(e)(f)	486,525
	Realogy Corp.:
4,100,000	Senior Notes, 10.500% due 4/15/14	1,373,500
4,695,000	Senior Subordinated Notes, 12.375% due 4/15/15	1,150,275
370,807	Senior Toggle Notes, 11.000% due 4/15/14(b)	69,526
	Total Real Estate Management & Development	3,079,826
	Thrifts & Mortgage Finance — 0.2%
1,370,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	1,111,413
	TOTAL FINANCIALS	84,197,290
HEALTH CARE — 7.4%
	Health Care Equipment & Supplies — 0.6%
4,420,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(b)	4,276,350
	Health Care Providers & Services — 6.8%
6,175,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	4,229,875
2,350,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	2,320,625
	HCA Inc.:
1,325,000	Debentures, 7.500% due 11/15/95	681,086

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 6.8% continued
17,535,000	Senior Secured Notes, 9.625% due 11/15/16(b)	$ 16,307,550
	Tenet Healthcare Corp., Senior Notes:
775,000	9.875% due 7/1/14	724,625
3,100,000	9.000% due 5/1/15(a)	3,146,500
7,310,000	10.000% due 5/1/18(a)	7,638,950
1,470,000	6.875% due 11/15/31	904,050
	Universal Hospital Services Inc., Senior Secured Notes:
1,010,000	5.943% due 6/1/15(c)	780,225
4,840,000	8.500% due 6/1/15(b)	4,525,400
9,009,000	US Oncology Holdings Inc., Senior Notes, 6.904% due 3/15/12(b)(c)	5,450,445
	Total Health Care Providers & Services	46,709,331
	Pharmaceuticals — 0.0%
11,725,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(e)	58,625
	TOTAL HEALTH CARE	51,044,306
INDUSTRIALS — 11.5%
	Aerospace & Defense — 0.4%
	Hawker Beechcraft Acquisition Co., Senior Notes:
1,310,000	8.500% due 4/1/15	448,675
11,350,000	8.875% due 4/1/15(b)	2,213,250
106,119	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(d)(e)(f)	0
	Total Aerospace & Defense	2,661,925
	Air Freight & Logistics — 0.1%
500,000	TGI International Ltd., Senior Notes, 9.500% due 10/3/17(a)	452,500
	Airlines — 2.0%
	Continental Airlines Inc.:
5,000,000	5.983% due 4/19/22	3,950,000
	Pass-Through Certificates:
871,941	8.312% due 10/2/12(f)	684,474
1,930,000	7.339% due 4/19/14	1,206,250
9,280,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	3,572,800
	Delta Air Lines Inc., Pass-Through Certificates:
2,135,000	7.711% due 9/18/11	1,409,100
1,714,895	8.954% due 8/10/14(f)	1,011,788
1,542,853	6.821% due 8/10/22	1,095,426
	United Airlines Inc., Pass-Through Certificates:
397,660	7.811% due 10/1/09(f)	414,560

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	15

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Airlines — 2.0% continued
167,472	8.030% due 7/1/11	$ 155,749
	Total Airlines	13,500,147
	Building Products — 1.9%
	Associated Materials Inc.:
7,230,000	Senior Discount Notes, 11.250% due 3/1/14	2,638,950
3,195,000	Senior Subordinated Notes, 9.750% due 4/15/12	2,587,950
	GTL Trade Finance Inc., Senior Notes:
2,360,000	7.250% due 10/20/17(a)(i)	2,183,000
2,302,000	7.250% due 10/20/17(a)(i)	2,129,350
3,870,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	2,496,150
7,315,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.600% due 3/1/14	804,650
	Total Building Products	12,840,050
	Commercial Services & Supplies — 2.7%
9,568,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	9,328,800
1,500,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	1,102,500
5,715,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	3,700,462
	US Investigations Services Inc., Senior Subordinated Notes:
1,060,000	10.500% due 11/1/15(a)	821,500
4,775,000	11.750% due 5/1/16(a)	3,294,750
	Total Commercial Services & Supplies	18,248,012
	Construction & Engineering — 0.9%
2,935,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	2,986,363
3,740,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)(i)	3,487,550
	Total Construction & Engineering	6,473,913
	Electrical Equipment — 0.0%
890,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	340,425
	Machinery — 0.3%
1,390,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	1,091,150
	Terex Corp., Senior Subordinated Notes:
220,000	7.375% due 1/15/14	195,800
1,205,000	8.000% due 11/15/17	994,125
	Total Machinery	2,281,075
	Road & Rail — 1.9%
5,709,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	4,081,935
	Kansas City Southern de Mexico, Senior Notes:
7,415,000	9.375% due 5/1/12	6,821,800
1,100,000	7.625% due 12/1/13	907,500
1,355,000	12.500% due 4/1/16(a)	1,314,350

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Road & Rail — 1.9% continued
280,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	$ 298,200
	Total Road & Rail	13,423,785
	Trading Companies & Distributors — 0.9%
2,300,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	1,495,000
770,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	500,500
3,045,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	2,085,825
6,680,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	2,404,800
	Total Trading Companies & Distributors	6,486,125
	Transportation Infrastructure — 0.4%
	Swift Transportation Co., Senior Secured Notes:
4,295,000	8.984% due 5/15/15(a)(c)	1,352,925
3,980,000	12.500% due 5/15/17(a)	1,273,600
	Total Transportation Infrastructure	2,626,525
	TOTAL INDUSTRIALS	79,334,482
INFORMATION TECHNOLOGY — 1.7%
	Communications Equipment — 0.5%
6,100,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	3,050,000
	IT Services — 0.6%
3,285,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	1,724,625
	First Data Corp.:
3,100,000	5.625% due 11/1/11	1,658,500
	Senior Notes:
550,000	9.875% due 9/24/15(a)	382,937
440,000	9.875% due 9/24/15	306,350
	Total IT Services	4,072,412
	Semiconductors & Semiconductor Equipment — 0.2%
	Freescale Semiconductor Inc.:
	Senior Notes:
2,180,000	8.875% due 12/15/14	752,100
1,210,000	9.125% due 12/15/14(b)	211,750
2,370,000	Senior Subordinated Notes, 10.125% due 12/15/16	580,650
	Total Semiconductors & Semiconductor Equipment	1,544,500
	Software — 0.4%
4,200,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	2,761,500
	TOTAL INFORMATION TECHNOLOGY	11,428,412

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	17

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
MATERIALS — 7.7%
	Chemicals — 0.6%
	Georgia Gulf Corp., Senior Notes:
2,000,000	9.500% due 10/15/14(d)(e)	$ 445,000
5,905,000	10.750% due 10/15/16(d)(e)	560,975
2,335,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	2,102,213
1,215,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	941,625
	Total Chemicals	4,049,813
	Containers & Packaging — 0.5%
2,000,000	Berry Plastics Holding Corp., Second Priority Senior Secured Notes, 8.875% due 9/15/14	1,450,000
1,235,000	BWAY Corp., Senior Notes, 10.000% due 4/15/14(a)	1,160,900
	Graham Packaging Co. Inc.:
315,000	Senior Notes, 8.500% due 10/15/12	272,475
565,000	Senior Subordinated Notes, 9.875% due 10/15/14	459,769
2,100,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(d)(e)(f)	0
	Total Containers & Packaging	3,343,144
	Metals & Mining — 3.6%
	Evraz Group SA, Notes:
1,590,000	8.875% due 4/24/13(a)(i)	1,097,100
680,000	9.500% due 4/24/18(a)	423,300
4,360,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 6.875% due 2/1/14	4,320,699
3,245,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	2,320,175
8,265,000	Noranda Aluminium Acquisition Corp., Senior Notes, 6.595% due 5/15/15(b)(c)	2,934,075
6,250,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	3,281,250
7,620,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	4,648,200
	Vale Overseas Ltd., Notes:
1,284,000	8.250% due 1/17/34(i)	1,240,376
3,268,000	6.875% due 11/21/36(i)	2,678,051
2,070,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)(i)	1,759,500
	Total Metals & Mining	24,702,726
	Paper & Forest Products — 3.0%
	Abitibi-Consolidated Co. of Canada:
966,000	Senior Notes, 15.500% due 7/15/10(a)(d)	96,600
9,600,000	Senior Secured Notes, 13.750% due 4/1/11(a)(d)	8,400,000
	Appleton Papers Inc.:
1,470,000	Senior Notes, 8.125% due 6/15/11	889,350
4,900,000	Senior Subordinated Notes, 9.750% due 6/15/14	1,151,500
3,910,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	3,929,550

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 3.0% continued
	NewPage Corp., Senior Secured Notes:
9,190,000	7.420% due 5/1/12(c)	$ 3,997,650
1,340,000	10.000% due 5/1/12	636,500
3,141,020	Newpage Holding Corp., Senior Notes, 10.265% due 11/1/13(b)(c)	141,346
1,935,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,107,787
840,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	201,600
	Total Paper & Forest Products	20,551,883
	TOTAL MATERIALS	52,647,566
TELECOMMUNICATION SERVICES — 12.8%
	Diversified Telecommunication Services — 7.8%
	Axtel SAB de CV, Senior Notes:
4,740,000	7.625% due 2/1/17(a)(i)	3,543,150
370,000	7.625% due 2/1/17(a)(i)	277,500
2,880,000	CC Holdings GS V LLC, Senior Notes, 7.750% due 5/1/17(a)	2,923,200
1,305,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	939,600
5,441,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (d) (e)	34,006
1,925,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,977,938
3,140,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.901% due 2/1/15(a)	2,841,700
	Intelsat Jackson Holdings Ltd., Senior Notes:
6,275,000	9.500% due 6/15/16(a)	6,212,250
5,755,000	11.500% due 6/15/16(a)	5,697,450
2,565,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	2,443,162
	Level 3 Financing Inc., Senior Notes:
2,470,000	12.250% due 3/15/13	2,241,525
5,080,000	9.250% due 11/1/14	4,095,750
4,915,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	4,767,550
5,495,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	2,829,925
2,220,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)(i)	1,570,650
700,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	565,250
2,540,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	2,514,600
3,770,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	3,939,650

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	19

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 7.8% continued
4,370,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	$ 4,370,000
	Total Diversified Telecommunication Services	53,784,856
	Wireless Telecommunication Services — 5.0%
3,130,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	3,739,076
210,000	iPCS Inc., Senior Secured Notes, 3.295% due 5/1/13(c)	171,150
4,995,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	5,026,219
4,020,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	2,889,375
	Sprint Capital Corp., Senior Notes:
3,450,000	7.625% due 1/30/11	3,342,188
5,330,000	8.375% due 3/15/12	5,136,787
985,000	6.875% due 11/15/28	669,800
6,105,000	8.750% due 3/15/32	4,670,325
14,185,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)(i)	8,581,925
	Total Wireless Telecommunication Services	34,226,845
	TOTAL TELECOMMUNICATION SERVICES	88,011,701
UTILITIES — 8.7%
	Electric Utilities — 2.8%
2,880,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)(i)	2,858,400
202,000	Enersis SA, Notes, 7.375% due 1/15/14	213,521
	Texas Competitive Electric Holdings Co. LLC, Senior Notes:
24,650,000	10.250% due 11/1/15	14,112,125
4,630,000	10.500% due 11/1/16(b)	1,875,150
	Total Electric Utilities	19,059,196
	Gas Utilities — 0.2%
1,887,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,844,543
	Independent Power Producers & Energy Traders — 5.7%
	AES Corp., Senior Notes:
1,900,000	9.375% due 9/15/10	1,919,000
7,290,000	8.000% due 10/15/17	6,706,800
	Dynegy Holdings Inc.:
3,975,000	Senior Debentures, 7.625% due 10/15/26	2,285,625
1,985,000	Senior Notes, 7.750% due 6/1/19	1,468,900
4,100,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	3,485,000
	Edison Mission Energy, Senior Notes:
2,890,000	7.750% due 6/15/16	2,304,775
2,750,000	7.200% due 5/15/19	2,014,375
4,605,000	7.625% due 5/15/27	2,970,225

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 5.7% continued
12,860,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	$ 6,655,050
2,143,448	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	2,122,013
1,950,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,886,625
	NRG Energy Inc., Senior Notes:
2,750,000	7.250% due 2/1/14	2,660,625
1,190,000	7.375% due 1/15/17	1,139,425
1,625,000	Reliant Energy Inc., Senior Notes, 7.875% due 6/15/17	1,458,438
	Total Independent Power Producers & Energy Traders	39,076,876
	TOTAL UTILITIES	59,980,615
	TOTAL CORPORATE BONDS & NOTES (Cost — $854,144,280)	628,794,935
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
3,698,937	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(d)(e)(f) (Cost - $3,942,677)	0
COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
2,536,520	Countrywide Home Loan Mortgage Pass-Through Trust, 2.378% due 4/20/35(c) (Cost - $1,540,605)	1,217,530
COLLATERALIZED SENIOR LOANS — 2.0%
CONSUMER DISCRETIONARY — 0.7%
	Media — 0.7%
1,936,610	Idearc Inc., Term Loan B, 3.460% due 11/1/14(c)	762,002
4,000,000	Newsday LLC, Term Loan, 9.750% due 7/15/13(c)	3,900,000
	TOTAL CONSUMER DISCRETIONARY	4,662,002
ENERGY — 0.8%
	Energy Equipment & Services — 0.5%
5,419,573	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(c)(e)	3,929,191
	Oil, Gas & Consumable Fuels — 0.3%
	Ashmore Energy International:
279,613	Synthetic Revolving Credit Facility, 3.438% due 3/30/14(c)	181,749
1,970,821	Term Loan, 4.220% due 3/30/14(c)	1,281,033
3,000,000	Stallion Oilfield Services, Term Loan, 8.506% due 7/31/12(c)	615,000
	Total Oil, Gas & Consumable Fuels	2,077,782
	TOTAL ENERGY	6,006,973
INDUSTRIALS — 0.3%
	Airlines — 0.2%
2,550,000	United Airlines Inc., Term Loan B, 2.563% due 1/12/14(c)	1,294,834

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	21

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Trading Companies & Distributors — 0.1%
2,500,449		Penhall International Corp., Term Loan, 9.995% due 4/1/12(c)	$ 625,112
		TOTAL INDUSTRIALS	1,919,946
MATERIALS — 0.2%
		Chemicals — 0.0%
700,000		Lyondell Chemical Co., Term Loan, 5.750% due 12/20/14(c)	234,937
		Containers & Packaging — 0.2%
134,085		Berry Plastics Corp., Senior Term Loan, 11.334% due 6/15/14(c)	31,845
990,405		Graphic Packaging, Term Loan B, 3.435% due 5/3/14(c)	899,618
		Total Containers & Packaging	931,463
		Paper & Forest Products — 0.0%
1,171,169		Verso Paper Holdings LLC, Term Loan, 9.033% due 2/1/13(c)	99,549
		TOTAL MATERIALS	1,265,949
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $21,644,487)	13,854,870
CONVERTIBLE BONDS & NOTES — 1.1%
CONSUMER DISCRETIONARY — 0.8%
		Media — 0.8%
7,210,000		Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	5,290,338
INDUSTRIALS — 0.3%
		Airlines — 0.0%
330,445		Delta Air Lines Inc., Pass-Through Certificates, 7.379% due 5/18/10	310,618
		Marine — 0.3%
3,895,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	2,030,269
		TOTAL INDUSTRIALS	2,340,887
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $7,674,188)	7,631,225
SOVEREIGN BONDS — 3.7%
		Argentina — 0.1%
		Republic of Argentina:
1,400,000	EUR	9.250% due 10/21/02(d)	208,593
300,000	EUR	9.000% due 6/20/03(d)	44,698
250,000	EUR	10.250% due 1/26/07(d)	37,249
275,000	EUR	8.000% due 2/26/08(d)	40,974
665,000		Bonds, 7.000% due 9/12/13	247,509
97,000	EUR	GDP Linked Securities, 1.262% due 12/15/35(c)	3,276
		Medium-Term Notes:
1,175,000	EUR	7.000% due 3/18/04(d)	175,069
600,000	EUR	8.125% due 10/4/04(d)	89,397
525,000	EUR	9.000% due 5/24/05(a)(d)	78,222
		Total Argentina	924,987

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Brazil — 1.3%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	$ 460
12,268,000	BRL	10.000% due 7/1/10	5,629,679
7,743,000	BRL	10.000% due 1/1/12	3,437,223
		Total Brazil	9,067,362
		Indonesia — 0.4%
		Republic of Indonesia:
11,011,000,000	IDR	10.250% due 7/15/22	909,867
7,031,000,000	IDR	11.000% due 9/15/25	603,918
6,948,000,000	IDR	10.250% due 7/15/27	559,251
8,327,000,000	IDR	9.750% due 5/15/37	626,049
		Total Indonesia	2,699,085
		Panama — 0.7%
		Republic of Panama:
1,097,000		9.375% due 4/1/29(i)	1,288,975
3,370,000		6.700% due 1/26/36(i)	3,268,900
		Total Panama	4,557,875
		Russia — 0.0%
336,960		Russian Federation, 7.500% due 3/31/30(a)	331,393
		Turkey — 0.8%
		Republic of Turkey:
490,000		7.000% due 6/5/20(i)	467,950
1,175,000		11.875% due 1/15/30(i)	1,709,625
594,000		Bonds, 7.000% due 9/26/16(i)	602,910
2,784,000		Notes, 6.875% due 3/17/36(i)	2,408,160
		Total Turkey	5,188,645
		United Arab Emirates — 0.3%
1,960,000		MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	1,974,700
		Venezuela — 0.1%
1,164,000		Bolivarian Republic of Venezuela, Collective Action Securities, 9.375% due 1/13/34(i)	704,220
		TOTAL SOVEREIGN BONDS (Cost — $29,863,998)	25,448,267
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
		Hotels, Restaurants & Leisure — 0.0%
7,895		Buffets Restaurant Holdings(f)*	0
		Household Durables — 0.0%
18,861		Mattress Holding Corp.(e)(f)*	0
		TOTAL CONSUMER DISCRETIONARY	0

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	23

Schedule of investments continued

April 30, 2009

WESTERN ASSET HIGH INCOME FUND II INC.

SHARES	SECURITY	VALUE
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
6,729	Aurora Foods Inc.(e)(f)*	$ 0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares(e)(f)*	0
	TOTAL COMMON STOCKS (Cost — $4,233,218)	0
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
6,812	Bank of America Corp., 7.250% due 12/31/49 (Cost — $6,579,053)	3,930,524
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
2,025,000	Pillowtex Corp., 9.000% due 12/15/49(d)(e)(f) (Cost — $0)	0
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
101,500	Corts-Ford Motor Co., 7.400%	977,445
1,800	Corts-Ford Motor Co., 8.000%	19,080
2,700	Ford Motor Co., Series F, 7.550%	27,945
	Total Automobiles	1,024,470
	Media — 0.0%
59,329	CMP Susquehanna Radio Holdings Corp., 0.000%(a)(c)(f)*	25,215
7	ION Media Networks Inc., Series B, 12.000%(e)(f)*	0
	Total Media	25,215
	TOTAL CONSUMER DISCRETIONARY	1,049,685
FINANCIALS — 0.3%
	Consumer Finance — 0.1%
2,521	Preferred Blocker Inc., 7.000%(a)	756,458
	Diversified Financial Services — 0.2%
8,200	Preferred Plus, Series FMC1 Trust, Senior Debentures, 8.250%	88,150
12,600	Preferred Plus, Trust, Series FRD-1, 7.400%	124,110
69,100	Saturns, Series F 2003-5, 8.125%	735,915
	Total Diversified Financial Services	948,175
	Thrifts & Mortgage Finance — 0.0%
84,700	Federal National Mortgage Association (FNMA), 8.250%(h)*	70,301
	TOTAL FINANCIALS	1,774,934
	TOTAL PREFERRED STOCKS (Cost — $6,263,477)	2,824,619

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

WARRANTS	SECURITY	VALUE
WARRANTS — 0.1%
18,500	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20	$ 323,750
3,488	Buffets Restaurant Holdings, Expires 4/28/14(f)*	0
67,798	CNB Capital Trust, Expires 3/23/19(a)(f)*	1,864
325	Cybernet Internet Services International Inc., Expires 7/1/09(a)(e)(f)*	0
265	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(e)(f)*	0
2,750	Leap Wireless International Inc., Expires 4/15/10(a)(e)(f)*	0
335	Merrill Corp., Class B Shares, Expires 5/1/09(a)(e)(f)*	0
	TOTAL WARRANTS (Cost — $62,579)	325,614
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $935,948,562)	684,027,584
FACE AMOUNT
SHORT-TERM INVESTMENTS — 0.5%
	Corporate Bond & Note — 0.2%
$1,810,000	GMAC LLC, Senior Notes, 2.788% due 6/30/09(a)(c) (Cost - $1,665,492)	1,694,612
	Repurchase Agreement — 0.3%
2,031,000	Morgan Stanley tri-party repurchase agreement dated 4/30/09, 0.110% due 5/1/09; Proceeds at maturity - $2,031,006; (Fully collateralized by U.S. government agency obligations, 5.125% due 8/23/10; Market value - $2,095,288) (Cost - $2,031,000)	2,031,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $3,696,492)	3,725,612
	TOTAL INVESTMENTS — 100.0% (Cost — $939,645,054#)	$687,753,196

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.
(d)	Security is currently in default.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Subsequent to April 30, 2009, this security is in default.
#	Aggregate cost for federal income tax purposes is $944,559,673.

Abbreviations used in this schedule:
	BRL	–	Brazilian Real
	EUR	–	Euro
	GDP	–	Gross Domestic Product
	GMAC	–	General Motors Acceptance Corp.
	IDR	–	Indonesian Rupiah
	OJSC	–	Open Joint Stock Company
	RUB	–	Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	25

Statement of assets and liabilities

April 30, 2009

ASSETS:
Investments, at value (Cost — $939,645,054)	$ 687,753,196
Foreign currency, at value (Cost — $29,052)	32,881
Cash	200,956
Interest and dividends receivable	25,188,104
Receivable for securities sold	11,977,491
Prepaid expenses	80,399
Total Assets	725,233,027
LIABILITIES:
Loan payable (Note 4)	161,500,000
Payable for open reverse repurchase agreement (Note 3)	42,651,320
Payable for securities purchased	14,803,100
Investment management fee payable	434,814
Interest payable (Notes 3 and 4)	337,264
Directors’ fees payable	9,246
Accrued expenses	539,377
Total Liabilities	220,275,121
TOTAL NET ASSETS	$ 504,957,906
NET ASSETS:
Par value ($0.001 par value; 82,317,012 shares issued and outstanding; 100,000,000 shares authorized)	$ 82,317
Paid-in capital in excess of par value	1,108,560,674
Undistributed net investment income	13,665,604
Accumulated net realized loss on investments and foreign currency transactions	(365,488,333)
Net unrealized depreciation on investments and foreign currencies	(251,862,356)
TOTAL NET ASSETS	$ 504,957,906
Shares Outstanding	82,317,012
Net Asset Value	$6.13

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2009 Annual Report

Statement of operations

For the Year Ended April 30, 2009

INVESTMENT INCOME:
Interest	$ 108,405,071
Dividends	1,268,139
Less: Foreign taxes withheld	(50,103)
Total Investment Income	109,623,107
EXPENSES:
Interest expense (Notes 3 and 4)	8,641,110
Investment management fee (Note 2)	7,128,026
Commitment fees (Note 4)	1,729,900
Shareholder reports	234,552
Legal fees	201,068
Directors’ fees	170,606
Audit and tax	82,086
Custody fees	70,779
Stock exchange listing fees	63,481
Transfer agent fees	44,247
Insurance	12,475
Miscellaneous expenses	10,175
Total Expenses	18,388,505
NET INVESTMENT INCOME	91,234,602
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(213,686,293)
Foreign currency transactions	(599,893)
Net Realized Loss	(214,286,186)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(157,551,144)
Foreign currencies	(348,798)
Change in Net Unrealized Appreciation/Depreciation	(157,899,942)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(372,186,128)
DECREASE IN NET ASSETS FROM OPERATIONS	$(280,951,526)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	27

Statements of changes in net assets

FOR THE YEARS ENDED APRIL 30,	2009	2008
OPERATIONS:
Net investment income	$ 91,234,602	$ 81,428,570
Net realized loss	(214,286,186)	(24,666,784)
Change in net unrealized appreciation/depreciation	(157,899,942)	(106,829,200)
Decrease in Net Assets From Operations	(280,951,526)	(50,067,414)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(90,608,414)	(75,674,418)
Decrease in Net Assets From Distributions to Shareholders	(90,608,414)	(75,674,418)
FUND SHARE TRANSACTIONS (NOTE 6):
Net assets of shares issued in connection with merger (4,286,967 shares issued)	39,324,962	—
Reinvestment of distributions (415,672 shares issued)	2,384,010	—
Cost of aggregate fractional shares repurchased (414 aggregate fractional shares)	(3,800)	—
Increase in Net Assets From Fund Share Transactions	41,705,172	—
DECREASE IN NET ASSETS	(329,854,768)	(125,741,832)
NET ASSETS:
Beginning of year	834,812,674	960,554,506
End of year*	$ 504,957,906	$ 834,812,674
*Includes undistributed net investment income of:	$13,665,604	$13,745,015

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2009 Annual Report

Statement of cash flows

For the Year Ended April 30, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$ 102,788,853
Operating expenses paid	(9,832,420)
Interest paid	(9,200,146)
Net sales and maturities of short-term investments	20,369,596
Realized loss on foreign currency transactions	(599,893)
Net change in unrealized depreciation on foreign currencies	(348,798)
Purchases of long-term investments	(457,616,964)
Proceeds from disposition of long-term investments	633,692,360
Unrealized depreciation from investments of the Acquired Fund	(15,489,958)
Change in payable for open forward currency contracts	(12,821)
Net Cash Provided by Operating Activities	263,749,809
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(88,224,404)
Cash paid to Auction Rate Cumulative Preferred Stockholders of the Acquired Fund	(35,000,000)
Cash paid in lieu of aggregate fractional shares	(3,800)
Cash paid on loan	(88,500,000)
Cash paid on reverse repurchase agreements	(54,721,593)
Net Cash Flows Used by Financing Activities	(266,449,797)
NET DECREASE IN CASH	(2,699,988)
Cash, beginning of year	2,933,825
Cash, end of year	$ 233,837
RECONCILIATION OF DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(280,951,526)
Accretion of discount on investments	(14,237,802)
Amortization of premium on investments	1,283,737
Change in operating assets and liabilities, net of effects from merger:
Decrease in investments, at value	548,385,033
Decrease in payable for securities purchased	(9,356,133)
Decrease in interest and dividends receivable	6,119,811
Decrease in receivable for securities sold	13,163,571
Decrease in payable for open forward currency contracts	(12,821)
Decrease in prepaid expenses	35,608
Decrease in interest payable	(559,036)
Decrease in accrued expenses	(120,633)
Total Adjustments	544,701,335
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 263,749,809
NON-CASH FINANCING ACTIVITIES:
Proceeds from reinvestment of dividends	$ 2,384,010
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING AND FINANCING ACTIVITIES:
Market value of investments acquired in connection with merger	$ 71,874,558
Other net assets acquired	2,450,404
Auction Rate Cumulative Preferred Stock issued by the Acquired Fund	(35,000,000)
Total Net Assets Acquired	$ 39,324,962

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2009 Annual Report	29

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:

	2009[1]	2008[1]	2007[1]	2006	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$10.76	$12.38	$11.74	$11.10	$11.03
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.14	1.05	0.90	0.92	1.02
Net realized and unrealized gain (loss)	(4.64)	(1.69)	0.63	0.63	0.27
Total income (loss) from operations	(3.50)	(0.64)	1.53	1.55	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	(1.13)	(0.98)	(0.89)	(0.91)	(1.22)
Total distributions	(1.13)	(0.98)	(0.89)	(0.91)	(1.22)
NET ASSET VALUE, END OF YEAR	$6.13	$10.76	$12.38	$11.74	$11.10
MARKET PRICE, END OF YEAR	$6.22	$9.90	$11.61	$10.04	$11.14
Total return, based on NAV[2,3]	(32.74)%	(5.19)%	13.58%[4]	14.43%	12.13%
Total return, based on Market Price[3]	(25.21)%	(6.15)%	25.58%	(1.58)%	5.39%
NET ASSETS, END OF YEAR (000s)	$504,958	$834,813	$960,555	$911,338	$861,635
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.03%	2.94%	1.96%	2.31%	2.69%
Gross expenses, excluding interest expense	1.60	1.21	1.01	1.21	1.67
Net expenses	3.03	2.94 [5]	1.96	2.30 [6]	2.69
Net expenses, excluding interest expense	1.60	1.21 [5]	1.01	1.20 [6]	1.67
Net investment income	15.02	9.25	7.55	7.94	8.99
PORTFOLIO TURNOVER RATE	53%	52%	90%	55%	54%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$161,500	$250,000	$125,000	$125,000	$300,000
Asset Coverage for Loan Outstanding	413%	434%	868%	829%	387%
Weighted Average Loan (000s)	$219,563	$213,320	$125,000	$203,630	$300,000
Weighted Average Interest Rate on Loans	3.00%	5.00%	5.56%	4.21%	2.44%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective May 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                 Level 1 — quoted prices in active markets for identical investments

•                 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset High Income Fund II Inc. 2009 Annual Report	31

Notes to financial statements continued

•                 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$687,753,196	$5,973,470	$679,047,233	$2,732,493
Other Financial Instruments*	(42,651,320)	—	(42,651,320)	—
Total	$645,101,876	$5,973,470	$636,395,913	$2,732,493

*   Other financial instruments include reverse repurchase agreements.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of April 30, 2008	$ 116
Accrued premiums/discounts	22,150
Realized gain (loss)	(13,929,919	)(1)
Change in unrealized appreciation (depreciation)	9,530,815	(2)
Net purchases (sales)	4,957,748
Acquired in connection with merger	455,321
Transfers in and/or out of Level 3	1,696,262
Balance as of April 30, 2009	$ 2,732,493
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(11,375,322	)(2)

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to

32	Western Asset High Income Fund II Inc. 2009 Annual Report

the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts,

Western Asset High Income Fund II Inc. 2009 Annual Report	33

Notes to financial statements continued

currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded

34	Western Asset High Income Fund II Inc. 2009 Annual Report

on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdraft is included in interest expense in the Statement of Operations.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$28,541,554	$(28,541,554)
(b)	$(700,046)	700,046	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective Feburary 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serves as additional subadviser to

Western Asset High Income Fund II Inc. 2009 Annual Report	35

Notes to financial statements continued

the Fund, under an additional subadvisory agreement with Western Asset. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$448,260,831
Sales	619,684,101

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 17,295,854
Gross unrealized depreciation	(274,102,331)
Net unrealized depreciation	$(256,806,477)

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2009 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$62,404,683	3.103%	$98,508,317

*  Average based on number of days the Fund had reverse repurchase agreements outstanding.

36	Western Asset High Income Fund II Inc. 2009 Annual Report

Interest rates on reverse repurchase agreements ranged from 0.350% to 7.000% during the year ended April 30, 2009. Interest expense incurred on reverse repurchase agreements totaled $1,963,626.

At April 30, 2009, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$1,335,505

Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at $1,345,373 on 5/1/09, collateralized by: $1,175,000 Republic of Turkey, 11.875% due 1/15/30; Market Value (including accrued interest) $1,750,482

		$ 1,335,505

587,070	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at $591,408 on 5/1/09, collateralized by: $1,204,000 RSHB Capital SA, 7.175% due 5/16/13; Market Value (including accrued interest) $1,107,803	587,070

897,516	Reverse Repurchase Agreement with Credit Suisse, dated 2/9/09 bearing 2.000% to be repurchased at $901,555 on 5/1/09, collateralized by: $1,284,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market Value (including accrued interest) $1,270,809	897,516

1,380,049	Reverse Repurchase Agreement with Credit Suisse, dated 2/11/09 bearing 1.500% to be repurchased at $1,384,592 on 5/1/09, collateralized by: $2,302,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market Value (including accrued interest) $2,134,366	1,380,049

1,988,905	Reverse Repurchase Agreement with Credit Suisse, dated 2/9/09 bearing 2.000% to be repurchased at $1,997,855 on 5/1/09, collateralized by: $3,268,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market Value (including accrued interest) $2,777,975	1,988,905

2,107,878	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at $2,123,453 on 5/1/09, collateralized by: $4,740,000 Axtel Sab de CV, 7.625% due 2/1/17; Market Value (including accrued interest) $3,632,009	2,107,878

3,612,898	Reverse Repurchase Agreement with Credit Suisse, dated 2/6/09 bearing 2.000% to be repurchased at $3,629,759 on 5/1/09, collateralized by: $6,067,000 Pemex Project Funding Master Trust,6.625% due 6/15/35; Market Value (including accrued interest) $5,087,445	3,612,898

245,523	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 3.000% to be repurchased at $248,326 on 5/5/09, collateralized by: $1,059,000 TuranAlem Finance BV Global, 8.250% due 1/22/37; Market Value (including accrued interest) $272,758	245,523

942,652	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $1,097,000 Republic of Panama, 9.375% due 4/1/29; Market Value (including accrued interest) $1,297,405	942,652

Western Asset High Income Fund II Inc. 2009 Annual Report	37

Notes to financial statements continued

FACE AMOUNT	SECURITY	VALUE
$ 495,864

Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 3.000% to be repurchased at an amount and date to be determined, collateralized by: $1,164,000 Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market Value (including accrued interest) $736,777

		$ 495,864

961,480	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 3.000% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 LUKOIL International Finance BV, 6.356% due 6/7/17; Market Value (including accrued interest) $1,410,949	961,480

1,041,831	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 3.000% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000 Vedanta Resources Plc, 8.750% due 1/15/14; Market Value (including accrued interest) $1,812,537	1,041,831

1,414,820	Reverse Repurchase Agreement with Credit Suisse, dated 2/11/09 bearing 1.500% to be repurchased at $1,419,713 on 5/5/09, collateralized by: $2,360,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market Value (including accrued interest) $2,273,692	1,414,820

1,863,888	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $2,784,000 Republic of Turkey, 6.875% due 3/17/36; Market Value (including accrued interest) $2,431,565	1,863,888

2,315,527	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $3,370,000 Republic of Panama, 6.700% due 1/26/36; Market Value (including accrued interest) $3,328,154	2,315,527

2,021,844	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 3.000% to be repurchased at an amount and date to be determined, collateralized by: $3,740,000 Odebrecht Finance Ltd., 7.500% due 10/18/17; Market Value (including accrued interest) $3,497,513	2,021,844

1,244,179	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 3.000% to be repurchased at $1,249,674 on 6/15/09, collateralized by: $4,490,000 HSBK Europe BV, 7.250% due 5/3/17; Market Value (including accrued interest) $2,450,864	1,244,179

4,408,698	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 3.000% to be repurchased at $4,430,741 on 6/22/09, collateralized by: $14,185,000 True Move Co., Ltd., 10.750% due 12/16/13; Market Value (including accrued interest) $9,151,663	4,408,698

161,875	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $370,000 Axtel Sab de CV, 7.625% due 2/1/17; Market Value (including accrued interest) $284,436	161,875

395,430	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $490,000 Republic of Turkey, 7.000% due 6/5/20; Market Value (including accrued interest) $481,802	395,430

38	Western Asset High Income Fund II Inc. 2009 Annual Report

FACE AMOUNT	SECURITY	VALUE
$ 479,655

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $594,000 Republic of Turkey, 7.000% due 9/26/16; Market Value (including accrued interest) $606,978

		$ 479,655

546,490	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000 RSHB Capital SA, 6.299% due 5/15/17; Market Value (including accrued interest) $850,498	546,490

459,034	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market Value (including accrued interest) $786,122	459,034

745,800	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $1,320,000 RSHB Capital SA, 7.125% due 1/14/14; Market Value (including accrued interest) $1,172,107	745,800

729,810	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $1,590,000 Evraz Group SA, 8.875% due 4/24/13; Market Value (including accrued interest) $1,099,799	729,810

1,210,950	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000 KazMunaiGaz Finance Sub BV, 8.375% due 7/2/13; Market Value (including accrued interest) $1,909,639	1,210,950

1,087,800	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $2,220,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market Value (including accrued interest) $1,651,094	1,087,800

1,430,839	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $2,419,000 Globo Comunicacaoe e Participacoes SA, 7.250% due 4/26/22; Market Value (including accrued interest) $2,167,401	1,430,839

1,771,200	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at an amount and date to be determined, collateralized by: $2,880,000 EEB International Ltd., 8.750% due 10/31/14; Market Value (including accrued interest) $2,985,089	1,771,200

1,898,860	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/21/09 bearing 3.250% to be repurchased at $1,907,774 on 6/12/09, collateralized by: $5,260,000 ATF Capital BV, 9.250% due 2/21/14; Market Value (including accrued interest) $2,775,340	1,898,860

Western Asset High Income Fund II Inc. 2009 Annual Report	39

Notes to financial statements continued

FACE AMOUNT	SECURITY	VALUE
$ 520,650

Reverse Repurchase Agreement with UBS Securities LLC, dated 2/27/09 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $1,170,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market Value (including accrued interest) $786,078

		$ 520,650

688,050	Reverse Repurchase Agreement with UBS Securities LLC, dated 2/27/09 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $1,390,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market Value (including accrued interest) $1,008,425	688,050

781,550	Reverse Repurchase Agreement with UBS Securities LLC, dated 2/27/09 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $1,540,000 TNK-BP Finance SA, 7.500% due 7/18/16; Market Value (including accrued interest) $1,172,463	781,550

877,200	Reverse Repurchase Agreement with UBS Securities LLC, dated 2/27/09 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 RSHB Capital SA, 7.125% due 1/14/14 Market Value (including accrued interest) $1,557,757	877,200
	Total reverse repurchase agreements (Proceeds — $42,651,320)	$42,651,320

4. Loan

At April 30, 2009, the Fund had a $300,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006, as from time to time amended (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also, as of April 30, 2009, the Fund had a $161,500,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended April 30, 2009, the Fund paid $1,729,900 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended April 30, 2009, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average loan balance was $219,563,014 and the weighted average interest rate was 3.000%. Total interest expense on the loan for the period was $6,677,484.

5. Distributions subsequent to April 30, 2009

On February 9, 2009, the Board of Directors (the “Board”) of the Fund declared a distribution in the amount of $0.0950 per share payable on May 29, 2009 to shareholders of record on May 22, 2009. On May 26, 2009, the Board of the Fund declared a distribution in the amount of $0.0950 per share payable on June 26, 2009, July 31, 2009 and August 28, 2009 to shareholders of record on June 19, 2009, July 24, 2009 and August 21, 2009, respectively.

40	Western Asset High Income Fund II Inc. 2009 Annual Report

6. Transfer of net assets

On September 23, 2008, the Fund acquired the assets and certain liabilities of Western Asset Zenix Income Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Western Asset Zenix Income Fund Inc.	4,286,967	$39,324,962	$711,960,565

As part of the reorganization, common shareholders of the Acquired Fund received 0.22624 shares of the Fund’s shares. The Fund did not issue any fractional shares to common shareholders. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to the former common shareholders of the Acquired Fund in proportion of their fractional shares.

In addition, holders of the Auction Rate Cumulative Preferred Stock (“ARPS”) issued by the Acquired Fund received cash in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon. All of the outstanding $35 million ARPS were retired using additional drawdowns on the existing credit facility of the Fund.

The total net assets of the the Acquired Fund before acquisition included unrealized depreciation of $15,489,958, accumulated net realized loss of $38,472,172 and overdistributed net investment income of $5,553. Total net assets of the Fund immediately after the transfer were $751,285,527. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$90,608,414	$75,674,418

Western Asset High Income Fund II Inc. 2009 Annual Report	41

Notes to financial statements continued

As of April 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$17,743,992
Capital loss carryforward*	(216,304,444)
Other book/tax temporary differences(a)	(148,347,658)
Unrealized appreciation/(depreciation)(b)	(256,776,975)
Total accumulated earnings/(losses) — net	$(603,685,085)

    *  As of April 30, 2009, the Fund had the following net captial loss carryforward remaining:

Year of Expiration	Amount
4/30/2010	$(41,322,321)
4/30/2011	(78,206,001)
4/30/2016	(6,091,329)
4/30/2017	(90,684,793)
$(216,304,444)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the differences between book and tax amortization methods for premiums on fixed-income securities.

8. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

42	Western Asset High Income Fund II Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended April 30, 2005 were audited by other independent registered public accountants whose report thereon, dated June 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 29, 2009

Western Asset High Income Fund II Inc. 2009 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-End Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-End Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

44	Western Asset High Income Fund II Inc.

Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end high current yield funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information

Western Asset High Income Fund II Inc.	45

Board approval of management and subadvisory agreements (unaudited) continued

throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 in each case was ranked in the second quintile of the Performance Universe for that period and that the Fund’s performance for the 5- and 10-year periods ended June 30, 2008 in each case was ranked in the first quintile of the Performance Universe for the period. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Group consisted of the Fund and nine other leveraged closed-end high current yield funds, as classified by Lipper. The ten Expense Group funds had assets ranging from $125.3 million to the Fund’s $880.3 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Fund’s contractual Management Fee was ranked sixth among the ten funds in the Expense Group. The Lipper Expense Information also showed that, whether on the basis of common assets only or common and leveraged assets, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and by managers of the other funds in the Expense Group) was ranked seventh among the funds in the Expense Group and the Fund’s actual total expenses were ranked third among the funds in the Expense Group.

46	Western Asset High Income Fund II Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board received assurances at the Contract Renewal Meeting that there had been no significant changes to those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had increased by 6 percent over the period covered by the analysis. The Board did not consider profitability to the Manager in providing services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, scope and quality of such services, but determined that continued monitoring of profitability would be merited at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow.

Western Asset High Income Fund II Inc.	47

Board approval of management and subadvisory agreements (unaudited) continued

The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Board approval of new non-U.S. sub-advisory agreement

An additional investment advisory arrangement between Western Asset and a non-U.S. affiliate of Western Asset was approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved a sub-advisory agreement (the “Non-U.S. Sub-Advisory Agreement”) between Western Asset and Western Asset Management Company Pte. Ltd. (Singapore) (“Western Asset Singapore”) for an initial term of two years. After that term, the Non-U.S. Sub-Advisory Agreement will continue in effect only so long as such continuance is approved annually by the Board of Directors, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board

48	Western Asset High Income Fund II Inc.

received information regarding Western Asset Singapore and its proposed role in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement. The Manager noted that the Sub-Advisory Agreement with Western Asset (the “Western Asset Sub-Advisory Agreement”) authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and Western Asset Singapore. Among other things, the Manager advised that all investment personnel of Western Asset Singapore reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that personnel of Western Asset Singapore, such as analysts, legal and compliance, information technology and investment support personnel, also ultimately report to Western Asset’s department heads. Western Asset Singapore has been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. Western Asset Singapore has access to Western Asset’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement that Western Asset Singapore, among other things, would offer a local presence, along with trading and investment expertise, in its region and would be expected to provide related operational efficiencies.

The Manager and Western Asset assured the Board that appointment of Western Asset Singapore would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance program and policies and procedures of Western Asset Singapore with the Board and provided assurances that such program, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreement are substantially the same as the terms and conditions of the existing Western Asset Sub-Advisory Agreement and that Western Asset would be responsible for payment of Western Asset Singapore’s fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management Agreement and Western Asset Sub-Advisory Agreement would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreement.

Western Asset High Income Fund II Inc.	49

Board approval of management and subadvisory agreements (unaudited) continued

The Manager advised the Board that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” of the Management Agreement or Western Asset Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of the Agreement and would not be deemed a material amendment of the Management Agreement or Western Asset Sub-Advisory Agreement requiring shareholder approval of the new Non-U.S. Sub-Advisory Agreement. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved the new Non-U.S. Sub-Advisory Agreement based substantially upon the authority of Western Asset to appoint subadvisers under the existing Western Asset Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the new Non-U.S. Sub-Advisory Agreement; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management Agreement and Western Asset Sub-Advisory Agreement; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of Western Asset Singapore’s activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” and, therefore, would not cause a termination of the Management Agreement or Western Asset Sub-Advisory Agreement or require Fund shareholder approval of the Non-U.S. Sub-Advisory Agreement under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 13 and 14, 2007 in approving the continuation of the Management Agreement and Western Asset Sub-Advisory Agreement for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreement would not affect those prior findings and that approval of the Non-U.S. Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve the Agreement. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreement and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or their affiliates, including Western Asset Singapore, were present.

50	Western Asset High Income Fund II Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

Western Asset High Income Fund II Inc.	51

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”)

52	Western Asset High Income Fund II Inc.

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

Western Asset High Income Fund II Inc.	53

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors

INTERESTED DIRECTOR:

R. JAY GERKEN, CFA[2] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 138 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	151

Other board member ships held by Director	None

54	Western Asset High Income Fund II Inc.

OFFICERS:

KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Western Asset High Income Fund II Inc.	55

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

56	Western Asset High Income Fund II Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Fund II Inc.	57

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and

58	Western Asset High Income Fund II Inc.

will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the

Western Asset High Income Fund II Inc.	59

Dividend reinvestment plan (unaudited) continued

date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the

60	Western Asset High Income Fund II Inc.

purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2009:

Record date:	Monthly	Monthly
	May 2008 -	January 2009 -
Payable date:	December 2008	April 2009
Ordinary Income:
Qualified dividend income for individuals	—	3.57%
Dividends qualifying for the dividends received deduction for corporations	—	3.57%

Please retain this information for your records.

62	Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

Directors	Subadvisers
Carol L. Colman	Western Asset Management Company
Daniel P. Cronin
Paolo M. Cucchi	Western Asset Management Company Limited
Leslie H. Gelb
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd. in Signapore
Chairman
William R. Hutchinson	Custodian
Riordan Roett	State Street Bank and Trust Company
Jeswald W. Salacuse	1 Lincoln Street
Boston, Massachusetts 02111
Officers
R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer and Treasurer
Independent registered public accounting firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
New York, New York 10154
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Simpson Thacher & Bartlett LLP
Thomas C. Mandia	425 Lexington Avenue
Assistant Secretary	New York, New York 10017

Steve Frank	New York Stock Exchange Symbol
Controller	HIX

Albert Laskaj
Controller

Western Asset High Income Fund II Inc.
55 Water Street
New York, New York 10041

Investment manager
Legg Mason Partners Fund Advisor, LLC

Western Asset High Income Fund II Inc.

WESTERN ASSET HIGH INCOME FUND II INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04049 6/09 SR09-845

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2008 and February 28, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,500 in 2008 and $102,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,500 in 2008 and $50,400 in 2009. These services consisted of procedures performed in connection with the calculations pursuant to the Funds Revolving Credit and Security Agreement dated May 21, 2004 with CXC Inc., Citicorp North America, Inc. and other secondary lenders as of January 31, 2006, February 28, 2006, April 30, 2006 and December 21, 2006. There were also calculations for the funds Statement of Additional Information dated April 12, 2008 and Supplement estimates and Fixing Rights of Preferred Stock shares. There were also services performed in connection with review of Form N-14 and issuance of Consent Letter dated July 18, 2008 for Western Asset High Income Fund II Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $12,950 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the

Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd Pasadena, CA91101	Since 2006	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	116 registered investment companies with $178.0 billion in total assets under management	239 Other pooled investment vehicles with $101.8 billion in assets under management*	898 Other accounts with $194.4ion in total assets under management**

Stephen A. Walsh‡	116 registered investment companies with $178.0 billion in total assets under management	239 Other pooled investment vehicles with $101.8 billion in assets under management*	898 Other accounts with $194.4 billion in total assets under management**

Keith J. Gardner‡	6 registered investment companies with $1.0 billion in total assets under management	7 Other pooled investment vehicles with $0.7 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Jeffrey D. Van Schaick‡	4 registered investment Companies with $0.8 billion in total assets Under management	4 Other pooled investment vehicles with $0.5 billion in assets under management****	16 Other accounts with $3.7 billion in total assets under management*****

Michael C. Buchanan	‡16 registered investment Companies with $6.8 billion in total assets Under management	11 Other pooled investment vehicles with $3.8 billion in assets under management	18 Other accounts with $1.8 billion in total assets under management

Detlev Schlichter‡	1 registered investment Companies with $0.1 billion in total assets Under management	27 Other pooled investment vehicles with $3.0 billion in assets under management	54 Other accounts with $13.9 billion in total assets under management@

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 100 accounts managed, totaling $24.0 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $10.2 million, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $0.2 billion, for which advisory fee is performance based.
*****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
@	Includes 15 accounts managed, totaling $3.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Jeffrey D. Van Schaick	A
Keith J. Gardner	A
Michael C. Buchanan	D
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a)    (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 6, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset High Income Fund II Inc.

Date:	July 6, 2009